Initial Draft 2008-2012 Business Plan Initial Draft 2008-2012 Business Plan Exhibit (a)(5)(v) INITIAL DRAFT

2 CONFIDENTIAL 4 Scenarios Developed 4 Scenarios Developed Upside Case – Corresponds to aspirational business plan developed in 2007 Base Case Increlex Delay Case Downside Case INITIAL DRAFT

Summary Summary Assumptions Key Financials Pipeline Timeline INITIAL DRAFT

4 CONFIDENTIAL
Major Assumptions Driving Increlex Forecast
Major Assumptions Driving Increlex Forecast
New Data:
Additional registry analysis Q3 ‘08
301/308 Abstract presented Q4 ‘08; available for use by MSL’s
Annual registry meeting Q1 ‘09
301/308 publications Q2 ‘09
sNDA approval Q4 ‘09
Combo pediatric P2 data mid ‘10
– Dosing assumed to be at 42% of current daily dose (100ug/kg once a day)
INITIAL DRAFT

5 CONFIDENTIAL
Major Assumptions Driving SD Forecast
Major Assumptions Driving SD Forecast
Acromegaly:
15K patients ‘07; 7.5K effectively treated with surgery, remainder on drug therapy
75% of drug treated patients treated with Somatostatin analogs, ramping to 84% by
2012
SD Extended dosing interval approval mid 2009
Combination SD plus Somavert approval 2011
Octreotide implant entry in 2011--new competition
Target 10% price premium to LAR; 1% pricing increase per quarter
Patient compliance at 80% in ‘08 ramping to 85%
NET :
KOL’s begin switching in mid 2008
NET dosing at 120 mg/month; higher than Acromegaly average dose at 90-100mg
Will require price discounting at key centers to achieve share (15% avg. R&R)
NET approval late 2011
INITIAL DRAFT

6 CONFIDENTIAL
Revenue Overview
Revenue Overview
309 228 152 91 37 Delay
251 190 131 81 34 Downside
337 245 160 92 37 Base
362 259 163 92 37 Upside
2012 2011 2010 2009 2008 Case
$ in millions
41 99 177 268 ’07 BP*
36 78 138 209
Consensus
*2007 BP did not include Combo investments or reimbursements
INITIAL DRAFT

7 CONFIDENTIAL
Net Income (Loss) Overview*
Net Income (Loss) Overview*
88 18 (8) (43) (72) Delay
46 (8) (21) (50) (74) Downside
111 32 (2) (42) (72) Base
129 42 (0) (42) (72) Upside
2012 2011 2010 2009 2008
Case
$ in millions
(61) (26) ’07 BP** 28
74
* MMD opt-in not included
** 2007 BP did not include Combo Investments or NET commercialization
INITIAL DRAFT

8 CONFIDENTIAL
YE Cash Overview
YE Cash Overview
113 26 4 8 41 Delay
35 (16) (15) 0 39 Downside
159 49 11 8 41 Base
185 57 12 8 41 Upside
2012 2011 2010 2009 2008
Case
$ in millions
29 10* ’07 BP
*Doesn’t include Combo Investments and NET Commercialization
44 119
INITIAL DRAFT

9 CONFIDENTIAL
Clinical Development Timelines
Clinical Development Timelines
2008 2009 2010 2011 2012 2013 2014
sNDA: Increlex (Primary IGFD)
Somatuline Depot NET
sNDA: Somatuline (EDI)
Combo - Pediatrics
Combo - AGHD
Combo - Metabolic
Iplex - MMD
Prep FDA
Prep Recruit PIII SC
An FDA
Prep FDA
PII SC An FDA PII Recruit PIII SC PIII Recruit
PII SC An FDA PII Recruit PIII SC PIII Recruit Prep
Prep
POC
Recruit
POC
SC
An
FDA PII SC An
PIII
Recruit
PIII
SC
FDA Approval (s)NDA Submission EOP2 Meeting
Launch
Launch
Launch
Launch
Launch
Launch
INITIAL DRAFT

Upside Case Upside Case INITIAL DRAFT

11 CONFIDENTIAL
Upside Case - Revenue Summary
Upside Case - Revenue Summary
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Increlex Revenue
US 19.2 $           38.2 $        66.6 $        108.7 $      159.2 $
Europe 2.9                4.0             8.0             13.5           19.9
ROW
0.7                1.4             2.3             3.1             1.1
Total 22.8 $           43.6 $        76.9 $        125.4 $      180.2 $
Somatuline Depot Revenue
US 13.3 $           43.0 $        77.5 $        122.7 $      169.9 $
Canada 0.6                1.5             2.7             4.1             6.2
Total 13.9 $           44.5 $        80.2 $        126.8 $      176.1 $
Combo Reimbursement - $             4.0 $          5.6 $          6.9 $          6.0 $
Total Revenue 36.7 $           92.1 $        162.6 $      259.1 $      362.3 $
INITIAL DRAFT

12 CONFIDENTIAL
Upside Case – P&L
Upside Case – P&L
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Revenue 36.7 $           92.1 $        162.6 $      259.1 $      362.3 $
COGS 17.7              36.3           55.2           83.0           113.4
Gross Margin 19.0              55.8           107.4         176.1         249.0
Gross Margin % 52% 61% 66% 68% 69%
Manufacturing Start Up 4.4               1.2             0.4             0.2             -
Research and Development 24.7              24.1           22.7           25.9           24.8
Pharm Ops/Quality 5.7               7.6             13.3           14.6           14.2
R&D 30.4              31.7           35.9           40.5           39.0
Sales & Marketing 27.0              30.0           33.2           40.4           46.4
Med Ed 6.6               7.5             8.5             10.5           11.6
G&A 17.9              20.6           21.9           23.1           25.0
SG&A 51.4              58.1           63.5           74.1           83.0
Amortization/Licenses 2.8               2.8             2.8             17.8           2.8
Total OpEx 89.0              93.8           102.6         132.6         124.8
Operating Income ( Loss) (70.0)             (38.0)          4.8             43.5           124.2
Other Expense 4.9               4.9             4.9             3.7             -
Other Income (3.0)               (0.6)            (0.3)            (2.0)            (5.3)
Taxes -                 -              -               -               -
Net Income (Loss) (71.9) $          (42.4) $       0.1 $          41.8 $        129.4 $
INITIAL DRAFT

13 CONFIDENTIAL
Upside Case – Cash Flow
Upside Case – Cash Flow
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Net Income (Loss) $         (71.9) $      (42.4) $          0.1 $        41.8 $      129.4
Less:
Depreciation 1.6 1.6 1.3 1.0 1.0
FAS 123R 6.7 7.2 7.9 9.7 10.3
Amort. Ipsen SD Milestone 2.8 2.8 2.8 2.8 2.8
Amort. of Ipsen Increlex Upfront (0.8) (0.8) (0.8) (0.8) (0.8)
Interest to Ipsen 4.9 4.9 4.9 3.7 -
15.2 15.8 16.1 16.4 13.3
Net Loss Adjusted for Non-cash (56.7) (26.5) 16.3 58.1 142.7
Capital (1.2) (1.0) (1.0) (1.0) (1.0)
Increlex Inventory Build (12.6) 2.7 (1.7) (0.1) (3.0)
SD Inventory build /other (3.1) (4.0) (5.0) (5.9) (3.0)
Other Balance Sheet Changes (3.8) (3.6) (4.8) (5.3) (7.8)
Ipsen Combo Catch up - -
GNE Option (equity for combo) 4.0
Cash Usage $         (73.3) $      (32.5) $          3.7 $        45.9 $      127.9
Beginning Cash 113.9 $        40.5 $       8.0 $         11.7 $       57.6 $
Ending Cash
40.5 $          8.0 $         11.7 $       57.6 $       185.5 $
INITIAL DRAFT

Base Case Base Case INITIAL DRAFT

15 CONFIDENTIAL
Base Case - Revenue Summary
Base Case - Revenue Summary
$ in millions
2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Increlex Revenue
US 19.2 $          38.2 $       66.3 $       104.4 $     146.5 $
Europe 2.9               4.0            8.0            13.5          19.9
ROW
0.7               1.4            2.3            3.1            1.1
Total
22.8 $          43.6 $       76.6 $       121.1 $     167.5 $
Somatuline Depot Revenue
US 13.3 $          43.0 $       75.0 $       113.0 $     157.0 $
Canada
0.6               1.5            2.7            4.1            6.2
Total
13.9 $          44.5 $       77.7 $       117.1 $     163.2 $
Combo Reimbursement - $           4.0 $         5.6 $         6.9 $         6.0 $
Total Revenue
36.7 $          92.1 $       159.8 $     245.1 $     336.7 $
INITIAL DRAFT

16 CONFIDENTIAL
Base Case – Increlex US Revenue
Base Case – Increlex US Revenue
2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Written SMNs 950            1,500          2,101          2,750          3,000
Complete SMNs 857            1,368          2,158          2,562          2,855
Payor Favorable Decisions 569            918             1,474          1,848          2,120
Reimbursed Patients (at Dec) 888            1,484          2,483          3,644          4,830
Dropout % (annualized) 30% 25% 22% 22% 22%
Mgs 3.35           3.48            3.38            3.19            3.06
Compliance (at Dec.) 75% 80% 80% 80% 80%
Pricing 652.50 $    698.17 $     733.08 $     769.73 $     808.22 $
Vials 46,400       82,873        136,272      191,862      242,736
Net Revenue, $ Millions 19.2 $        38.2 $         66.3 $         104.4 $       146.5 $
INITIAL DRAFT

17 CONFIDENTIAL
Base Case SMN Trend
Base Case SMN Trend
-
100
200
300
400
500
600
700
800
900
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2
11
Q3
11
Q4
11
Q1
12
Q2
12
Q3
12
Q4
12
IFG-1 Combo
Iplex
Conversion
Abstract
301/308
Registry
meeting
Pub
301/308
301
Approval
Combo
P2
Territory
Alignment
w SD
INITIAL DRAFT

18 CONFIDENTIAL
Acromegaly/NET US Market Overview
Acromegaly/NET US Market Overview
2007 US Total Revenue:   $459M
Sandostatin LAR
Acromegaly,  $100, 22%
Sandostatin LAR
NET,  $280 , 61%
Branded
Sandostatin, $29, 6%
Others (Somavert,
Dostinex, Parlodel)
$50 , 11%

19 CONFIDENTIAL
Base Case- Acromegaly Revenue
Base Case- Acromegaly Revenue
2008 2009 2010 2011 2012
Drug Treated TRx / Patients 7,500 7,575 7,651 7,727 7,805
LAR Share 75% 78% 80% 82% 84%
Start LAR Drug Treated Patients 5,661 5,895 6,115 6,324 6,523
End LAR Patients 5,895 6,115 6,324 6,523 6,710
Net Market Share 12% 20% 32% 40% 47%
Drug Therapy TRx converted to SD 693 1,201 1,990 2,569 3,110
Patient Compliance Rate 85% 85% 85% 85% 85%
Drop Out Rate 3% 6% 6% 6% 6%
Net TRx / Patients 569 949 1,572 2,030 2,457
NET REVENUE 8,913,045 $      23,166,214 $    40,983,619 $    62,628,429 $    81,073,644 $
2 weeks of Inventory Orders 370,678 $         881,958 $         1,538,420 $      2,307,081 $      3,018,180 $
Adjusted Net Revenue Acromegaly 9,283,722 $      24,048,172 $    42,522,039 $    64,935,510 $    84,091,824 $
INITIAL DRAFT

20 CONFIDENTIAL
Base Case NET Revenue
Base Case NET Revenue
2008 2009 2010 2011 2012
US Non-Acromegaly Somatuline Depot
Estimated Market Size 320,000,000 $  326,400,000 $  336,192,000 $  349,639,680 $  367,121,664 $
LAR Treated TRx / Patients 10,667 10,880 11,206 11,655 12,237
SD Drug Treated Market Share % 4% 9% 14% 18% 26%
Total TRx / Patients 427 979 1,569 2,098 3,182
Patient Compliance Rate 90% 90% 90% 90% 90%
Drop Out Rate 10% 20% 20% 20% 20%
Net TRx / Patients 341 685 1,098 1,469 2,227
TOTAL NET REVENUE N.E.T. MARKET 4,388,735 $      18,662,150 $    32,179,894 $    48,634,836 $    72,618,109 $
NET REVENUE TOTAL 13,672,457 $    42,710,323 $    74,701,934 $    113,570,346 $  156,709,933 $
INITIAL DRAFT

21 CONFIDENTIAL
Base Case – P&L
Base Case – P&L
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Revenue 36.7 $         92.1 $      159.8 $    245.1 $    336.7 $
COGS 17.7 36.3 54.2 78.4 105.8
Gross Margin 19.0 55.8 105.6 166.7 230.9
Gross Margin % 52% 61% 66% 68% 69%
Manufacturing Start Up 4.4 1.2 0.4 0.2 -
Research and Development 24.7 24.1 22.7 25.9 24.8
Pharm Ops/Quality 5.7 7.6 13.3 14.6 14.2
R&D 30.4 31.7 35.9 40.5 39.0
Sales & Marketing 27.0 30.0 33.2 40.4 46.4
Med Ed 6.6 7.5 8.5 10.5 11.6
G&A 17.9 20.6 21.9 23.1 25.0
SG&A 51.4 58.1 63.5 74.1 83.0
Amortization/Licenses 2.8 2.8 2.8 17.8 2.8
Total OpEx
89.0 93.8 102.6 132.6 124.8
Operating Income ( Loss) (70.0) (38.0) 3.0 34.2 106.1
Other Expense 4.9 4.9 4.9 3.7 -
Other Income (3.0) (0.6) (0.3) (2.0) (5.3)
Taxes - - - - -
Net Income (Loss)
(71.9) $       (42.4) $     (1.6) $       32.4 $      111.3 $
INITIAL DRAFT

22 CONFIDENTIAL
Base Case - COGs
Base Case - COGs
INITIAL DRAFT
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Increlex COGS
US COGS $ $ $ $      16.5 $
US Royalty to GNE 1.9 3.8 6.6 11.2 16.5
Europe COGS 1.4 1.1 1.8 2.5 3.3
Europe Royalty to GNE 0.5 0.9 2.0 3.9 6.2
ROW COGS 0.4 0.4 0.5 0.5 0.4
ROW Royalty to GNE 0.1 0.1 0.2 0.3 0.1
Total 12.5 $         19.9 $      25.5 $      35.0 $      45.4 $
% of Net Revenue 55% 46% 33% 29% 27%
Somatuline Depot COGS
US COGS $            2.9 $    9.5 $    16.5 $    24.9 $      34.5
US Royalty to Ipsen 2.0 6.5 11.3 17.0 23.6
Canada COGS 0.1 0.3 0.6 0.9 1.4
Canada Royalty to Ipsen 0.1 0.2 0.4 0.6 0.9
Total 5.1 $           16.5 $      28.7 $      43.3 $      60.4 $
% of Net Revenue 37% 37% 37% 37% 37%
Total COGS
17.7 $         36.3 $      54.2 $      78.4 $      105.8 $
COGS as % of Revenue 48% 39% 34% 32% 31%
18.9 13.5
8.3
14.3

23 CONFIDENTIAL
Base Case – OpEx
(Excluding Amortization and Start-up)
Base Case – OpEx
(Excluding Amortization and Start-up)
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Research 1.7 $            0.9 $         1.0 $         1.0 $         1.1 $
Clinical Development 11.5 11.6 10.2 12.8 11.6
CMO 4.2 4.9 5.0 5.2 5.4
Medical Affairs 4.9 4.1 4.0 4.0 4.0
Regulatory 2.4 2.4 2.3 2.6 2.5
Tech Ops 2.4 3.5 6.8 9.8 9.9
Quality 3.4 4.1 6.5 4.8 4.3
Licensing 0.1 0.1 0.1 0.1 0.1
R&D 30.4 31.7 35.9 40.5 39.0
R&D as % of Revenue 83% 36% 24% 18% 13%
US Sales 12.2 13.5 14.5 18.5 22.4
Canada Sales 0.9 1.4 1.4 1.5 1.6
Marketing 13.9 15.1 17.2 20.4 22.4
Sales and Marketing 27.0 30.0 33.2 40.4 46.4
S&M as % of Revenue 74% 34% 22% 18% 16%
Medical Education 6.6 7.5 8.5 10.5 11.6
ME as % of Revenue 18% 9% 6% 5% 4%
Finance 7.2 7.7 8.3 8.7 9.3
Corp Dev/ IR 1.3 1.8 1.9 2.0 2.1
Legal 2.7 3.7 3.8 4.0 4.3
IT 2.1 2.4 2.6 2.7 3.2
HR 1.3 1.5 1.7 1.9 2.1
Executive 3.3 3.5 3.7 3.9 4.0
G&A (ex. Med Ed) 17.9 20.6 21.9 23.1 25.0
G&A as% of Revenue 49% 24% 15% 10% 8%
Total OpEX 81.8 $          89.8 $       99.4 $       114.6 $     122.0 $
OpEx as % of Revenue 223% 103% 67% 51% 41%
INITIAL DRAFT

24 CONFIDENTIAL
Base Case - Headcount
Base Case - Headcount
2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Research 1 1 1 1 1
Clinical Development 23 24 24 24 24
CMO 7 8 8 8 8
Medical Affairs 5 5 5 5 5
Regulatory 8 8 8 8 8
Tech Ops 7 7 8 8 8
Quality 11 11 12 12 12
R&D 62 64 66 66 66
US Sales 36 36 37 55 55
Marketing 15 15 18 23 24
Marketing and Sales 51 51 55 78 79
Medical Education 11 11 11 16 16
Finance 15 16 16 16 17
Corp Dev/ IR 2 3 3 3 3
Legal 4 5 5 5 5
IT 7 7 7 7 8
HR 4 4 4 5 5
Executive 4 4 4 4 4
G&A 36 39 39 40 42
Total Headcount 160 165 171 200 203
INITIAL DRAFT

25 CONFIDENTIAL
Base Case – Cash Flow
Base Case – Cash Flow
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Net Income (Loss) $        (71.9) $     (42.4) $       (1.6) $      32.4 $    111.3
Less:
Depreciation 1.6 1.6 1.3 1.0 1.0
FAS 123R 6.7 7.2 7.9 9.7 10.3
Amort. Ipsen SD Milestone
2.8 2.8 2.8 2.8 2.8
Amort. of Ipsen Increlex Upfront
(0.8) (0.8) (0.8) (0.8) (0.8)
Interest to Ipsen
4.9 4.9 4.9 3.7 -
15.2 15.8 16.1 16.4 13.3
Net Loss Adjusted for Non-cash
(56.6) (26.6) 14.5 48.8 124.6
Capital (1.2) (1.0) (1.0) (1.0) (1.0)
Increlex Inventory Build (12.6) 2.7 (1.8) (0.5) (4.0)
SD Inventory build /other (3.1) (3.9) (4.4) (5.2) (2.8)
Other Balance Sheet Changes (3.8) (3.6) (4.6) (4.3) (6.8)
Ipsen Combo Catch up - -
GNE Option (equity for combo)
4.0
Cash Usage
$        (73.3) $     (32.4) $        2.7 $      37.7 $    110.1
Beginning Cash
113.9 $       40.5 $      8.2 $        10.9 $      48.6 $
Ending Cash 40.5 $         8.2 $        10.9 $      48.6 $      158.7 $
INITIAL DRAFT

Increlex Delay Case Increlex Delay Case INITIAL DRAFT

27 CONFIDENTIAL
Delay Case-- Revenue
Delay Case-- Revenue
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Increlex Revenue
US 19.2 $           37.4 $        58.6 $        87.0 $        118.6 $
Europe 2.9                4.0             8.0             13.5           19.9
ROW
0.7                1.4             2.3             3.1             1.1
Total 22.8 $           42.8 $        68.9 $        103.7 $      139.6 $
Somatuline Depot Revenue
US 13.3 $           43.0 $        75.0 $        113.0 $       157.0 $
Canada 0.6                1.5             2.7             4.1             6.2
Total 13.9 $           44.5 $        77.7 $        117.1 $       163.2 $
Combo Reimbursement - $             4.0 $          5.6 $          6.9 $          6.0 $
Total Revenue 36.7 $           91.3 $        152.1 $      227.7 $      308.8 $

28 CONFIDENTIAL
Delay Case-- P&L
Delay Case-- P&L
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Revenue 36.7 $           91.3 $        152.1 $      227.7 $      308.8 $
COGS 17.7              36.0           53.3           75.8           101.8
Gross Margin 19.0              55.3           98.8           151.8         207.1
Gross Margin % 52% 61% 65% 67% 67%
Manufacturing Start Up 4.4                1.2             0.4             0.2             -
Research and Development 24.7              24.1           22.7           25.9           24.8
Pharm Ops/Quality 5.7                7.6             13.3           14.6           14.2
R&D 30.4              31.7           35.9           40.5           39.0
Sales & Marketing 27.0              30.0           33.2           40.4           46.4
Med Ed 6.6                7.5             8.5             10.5           11.6
G&A 17.9              20.6           21.9           23.1           25.0
SG&A 51.4              58.1           63.5           74.1           83.0
Amortization/Licenses 2.8                2.8             2.8             17.8           2.8
Total OpEx 89.0              93.8           102.6         132.6         124.8
Operating Income ( Loss) (70.0)             (38.5)          (3.8)            19.3           82.3
Other Expense 4.9                4.9             4.9             3.7             -
Other Income (3.0)               (0.6)            (0.3)            (2.0)            (5.3)
Taxes -                  -               -               -               -
Net Income (Loss) (71.9) $          (42.8) $       (8.4) $         17.5 $        87.5 $

29 CONFIDENTIAL
Delay Case-- Cash Flow
Delay Case-- Cash Flow
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Net Income (Loss) $         (71.9) $      (42.8) $        (8.4) $        17.5 $        87.5
Less:
Depreciation 1.6 1.6 1.3 1.0 1.0
FAS 123R
6.7 7.2 7.9 9.7 10.3
Amort. Ipsen SD Milestone 2.8 2.8 2.8 2.8 2.8
Amort. of Ipsen Increlex Upfront (0.8) (0.8) (0.8) (0.8) (0.8)
Interest to Ipsen 4.9 4.9 4.9 3.7 -
15.2 15.8 16.1 16.4 13.3
Net Loss Adjusted for Non-cash (56.6) (27.0) 7.7 33.9 100.8
Capital (1.2) (1.0) (1.0) (1.0) (1.0)
Increlex Inventory Build (12.6) 2.7 (1.8) (0.5) (4.0)
SD Inventory build /other (3.1) (3.9) (4.4) (5.2) (2.8)
Other Balance Sheet Changes (3.8) (3.6) (4.6) (4.3) (6.8)
GNE Option (equity for combo) 4.0
Cash Usage $         (73.3) $      (32.8) $        (4.1) $        22.8 $        86.2
Beginning Cash
113.9 $        40.5 $       7.7 $         3.6 $         26.5 $
Ending Cash
40.5 $          7.7 $         3.6 $         26.5 $       112.7 $

Downside Case Downside Case INITIAL DRAFT

31 CONFIDENTIAL
Downside Case - Revenue Summary
Downside Case - Revenue Summary
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Increlex Revenue
US 18.7 $         35.9 $      56.8 $      80.5 $      102.2 $
Europe 2.9 4.0 8.0 13.5 19.9
ROW
0.7 1.4 2.3 3.1 1.1
Total
22.3 $         41.3 $      67.1 $      97.2 $      123.2 $
Somatuline Depot Revenue
US 11.1 $         34.0 $      56.1 $      81.5 $      115.6 $
Canada
0.6 1.5 2.7 4.1 6.2
Total 11.7 $         35.5 $      58.8 $      85.6 $      121.8 $
Combo Reimbursement - $          4.0 $        5.6 $        6.9 $        6.0 $
Total Revenue
34.0 $         80.7 $      131.4 $    189.7 $    251.0 $
INITIAL DRAFT

32 CONFIDENTIAL
Downside Case – P&L
Downside Case – P&L
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Revenue 34.0 $         80.7 $      131.4 $    189.7 $    251.0 $
COGS 16.7 32.3 44.9 61.0 80.8
Gross Margin 17.2 48.5 86.5 128.6 170.3
Gross Margin % 51% 60% 66% 68% 68%
Manufacturing Start Up 4.4 1.2 0.4 0.2 -
Research and Development 24.7 24.1 22.7 25.9 24.8
Pharm Ops/Quality 5.7 7.6 13.3 14.6 14.2
R&D 30.4 31.7 35.9 40.5 39.0
Sales & Marketing 27.0 30.0 33.2 40.4 46.4
Med Ed 6.6 7.5 8.5 10.5 11.6
G&A 17.9 20.6 21.9 23.1 25.0
SG&A 51.4 58.1 63.5 74.1 83.0
Amortization/Licenses 2.8 2.8 2.8 17.8 2.8
Total OpEx
89.0 93.8 102.6 132.6 124.8
Operating Income ( Loss)
(71.8) (45.3) (16.1) (3.9) 45.5
Other Expense 4.9 4.9 4.9 3.7 -
Other Income (3.0) (0.6) - - (0.6)
Taxes - - - - -
Net Income (Loss) (73.7) $       (49.7) $     (21.0) $     (7.6) $       46.1 $
INITIAL DRAFT

33 CONFIDENTIAL
Downside Case – Cash Flow
Downside Case – Cash Flow
$ in millions 2008 2009 2010 2011 2012
LE Fcst Fcst Fcst Fcst
Net Income (Loss)
(73.7) (49.7) (21.0) (7.6) 46.1
Less:
Depreciation 1.6 1.6 1.3 1.0 1.0
FAS 123R 6.7 7.2 7.9 9.7 10.3
Amort. Ipsen SD Milestone 2.8 2.8 2.8 2.8 2.8
Amort. of Ipsen Increlex Upfront (0.8) (0.8) (0.8) (0.8) (0.8)
Interest to Ipsen 4.9 4.9 4.9 3.7 -
15.2 15.8 16.1 16.4 13.3
Net Loss Adjusted for Non-cash
(58.5) (33.8) (4.9) 8.7 59.4
Capital
(1.2) (1.0) (1.0) (1.0) (1.0)
Increlex Inventory Build (12.6) 2.3 (3.0) (2.7) (1.4)
SD Inventory build /other (3.1) (2.9) (3.1) (3.8) (2.2)
Other Balance Sheet Changes (3.8) (2.9) (3.2) (2.1) (4.3)
Ipsen Combo Catch up - -
GNE Option (equity for combo) 4.0
Cash Usage
(75.1) (38.3) (15.1) (0.9) 50.5
Beginning Cash 113.9 $       38.7 $      0.4 $        (14.7) $     (15.6) $
Ending Cash 38.7 $         0.4 $        (14.7) $     (15.6) $     34.9 $
$
$
$
$
$
$
$
$
$
$
INITIAL DRAFT

Pipeline Projects - Combo Products - Iplex Pipeline Projects - Combo Products - Iplex INITIAL DRAFT

35 CONFIDENTIAL
Combo/MMD Development Timelines
Combo/MMD Development Timelines
2008 2009 2010 2011 2012 2013 2014
Combo - Metabolic
Prep Recruit SC An
FDA Approval (s)NDA Submission EOP2 Meeting
Combo - Pediatrics
PII SC An FDA PII Recruit PIII SC PIII Recruit
Launch
Iplex - MMD
FDA PII SC An
PIII
Recruit
PIII
SC
Launch
Combo - AGHD
PII SC An FDA PII Recruit PIII SC PIII Recruit Prep
POC POC
Launch
INITIAL DRAFT

36 CONFIDENTIAL
Combo - Pediatric
Combo - Pediatric
Enrollment and site recruitment on target
– Because of physician enthusiasm for this trial, we expect to meet or do better than 18 mo enrollment (e.g. by Mid-09)
Launch 2014
Large Short Stature Market
– Peak Sales $500 M in U.S.
Time to Peak Sales: 5 - 6 years
60% Probability of Success of U.S. Approval
INITIAL DRAFT

37 CONFIDENTIAL
Combo - AGHD
Combo - AGHD
Start PII study prior to YE 2008
Launch 2014
Peak Sales $200 M in U.S.
Time to Peak Sales 6 - 7 years
60% Probability of Success of U.S. Approval
INITIAL DRAFT

38 CONFIDENTIAL
Combo – Metabolic/Obesity
Combo – Metabolic/Obesity
In internal discussions re: proof-of-concept study
Expect to complete POC study in 2009
– Results of this study, plus AGHD phase II study outcome, will guide target product profile and further development decisions for this indication
Very large market opportunity
– If successful, peak sales potential likely >$1 B
INITIAL DRAFT

39 CONFIDENTIAL
Combo U.S. Revenue
Combo U.S. Revenue
EU Peak Revenue estimated at $300M and  $150M respectively for SS and AGHD
$0
$100
$200
$300
$400
$500
$600
$700
$800
2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Short Stature AGHD
INITIAL DRAFT

40 CONFIDENTIAL
Myotonic Muscular Dystrophy
Myotonic Muscular Dystrophy
PII study ongoing, completion expected Q1 2009
Launch 2011
Peak U.S. Sales ~$600 M
Time to Peak Sales 5 - 6 years
25% Probability of Success of U.S. Approval
INITIAL DRAFT

41 CONFIDENTIAL
Myotonic Muscular Dystrophy U.S. Revenue
Myotonic Muscular Dystrophy U.S. Revenue
$0
$100
$200
$300
$400
$500
$600
$700
2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
INITIAL DRAFT